UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Oncternal Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Oncternal Therapeutics, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 28, 2023 For Stockholders of record as of May 09, 2023 Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Oncternal Therapeutics, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Wednesday, June 28, 2023 8:00 AM, Pacific Time Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/ONCT for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/ONCT SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/ONCT TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com To order paper materials, use one of the following methods. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/ONCT If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 17, 2023. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ONCT To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512-9903

Oncternal Therapeutics, Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect four directors for a three-year term to expire at the 2026 annual meeting of stockholders. 1.01 Daniel L. Kisner, M.D. 1.02 William R. LaRue 1.03 Charles P. Theuer, M.D., Ph.D. 1.04 Rosemary Mazanet, M.D., Ph.D. 2. Ratification of the appointment of BDO USA, LLP as our independent registered public accountants for the year ending December 31, 2023. 3. To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission. 4. To consider and vote upon, on an advisory basis, whether the stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, should occur every one, two or three years. 5. To approve an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions to permit exculpation of certain officers. 6. To grant our board of directors authority to effect a reverse stock split of our outstanding common stock by amending our Restated Certificate of Incorporation within one year and within a range of not less than one-for-five and not more than one-for-thirty. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 5 AND 6 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

P.O. BOX 8016, CARY, NC 27512-9903 Oncternal Therapeutics, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 16, 2022 For Stockholders of record as of April 18, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ONCT To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/ONCT Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 06, 2022. To order paper materials, use one of the following methods. INTERNETwww.investorelections.com/ONCT TELEPHONE(866) 648-8133* E-MAILpaper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Oncternal Therapeutics, Inc. Annual Meeting of Stockholders Meeting Type: Date: Time: Place: Thursday, June 16, 2022 8:00 AM, PDT Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/ONCT for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/ONCT SEE REVERSE FOR FULL AGEND

Oncternal Therapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL 1. To elect three directors for a three-year term to expire at the 2025 Annual Meeting of Stockholders 1.01 James B. Breitmeyer, M.D., Ph.D. 1.02 Michael G. Carter, M.B., Ch.B, F.R.C.P. 1.03 David F. Hale 2. Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2022 3. To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof